Exhibit (16)

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Bonnie Cohen
Bonnie Cohen Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ George Grossman
George Grossman Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Richard E. Kroon
Richard E. Kroon Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Richard J. Norman
Richard J. Norman Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Frank K. Ross
Frank K. Ross Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ C. Edward Ward, Jr.
C. Edward Ward, Jr. Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Willard H. Smith Jr.
Willard H. Smith Jr. Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Robert H. Steers
Robert H. Steers Date: June 17, 2009

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS REALTY INCOME FUND, INC.

COHEN & STEERS REALTY SHARES, INC.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

COHEN & STEERS SELECT UTILITY FUND, INC.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

(each a “Fund”, collectively, the “Funds”)

POWER OF ATTORNEY

I, the undersigned Director, on behalf of the Funds, hereby constitutes and appoints Adam M. Derechin, Francis C. Poli, James Giallanza, Lester Lay, Stephen M. Benham and Tina M. Payne, each of them individually, and each of them, his or her true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable each above-listed Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all Registration Statements on Form N-1A, Form N-2 and Form N-14, and any amendments thereto, pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

/s/ Martin Cohen
Martin Cohen Date: June 17, 2009